                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       CKF BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid:
_________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                         [LETTERHEAD]









                         March 18, 1997






Dear Stockholder:

     We invite you to attend the 1997 Annual Meeting of Stockholders of CKF Bancorp, Inc. to be held at Central Kentucky
Federal Savings Bank, 340 West Main Street, Danville, Kentucky on
Tuesday, April 15, 1997 at 5:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1996 fiscal year. Directors and officers of the Company as well as representatives of Miller, Mayer, Sullivan & Stevens, RLLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,

                                /s/ John H. Stigall

                               John H. Stigall
                               President and Chief
                               Executive Officer

________________________________________________________________

                       CKF BANCORP, INC.
                     340 WEST MAIN STREET
                   DANVILLE, KENTUCKY  40422
                        (606) 236-4181
________________________________________________________________

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON APRIL 15, 1997
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Annual Meeting") of CKF Bancorp, Inc. (the
"Company"), will be held at Central Kentucky Federal Savings
Bank, 340 West Main Street, Danville, Kentucky at 5:00 p.m., local time, on Tuesday, April 15, 1997.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.     The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 10, 1997, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Thomas R. Poland

                               Thomas R. Poland
                               Secretary
Danville, Kentucky
March 18, 1997
________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                         OF
                   CKF BANCORP, INC.
                  340 WEST MAIN STREET
                DANVILLE, KENTUCKY  40422

              ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 15, 1997
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CKF Bancorp, Inc. (the "Company"), the holding company of Central Kentucky Federal Savings Bank ("Central Kentucky Federal" or the "Bank"), to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 15, 1997, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 18, 1997.

     The Company was organized in August 1994 and became the holding company for the Bank upon consummation of the Bank's conversion from mutual to stock form and concurrent holding company formation (the "Conversion") on December 29, 1994.

________________________________________________________________
            VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for con-sideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting in itself will not revoke such stockholder's proxy.

________________________________________________________________
                    VOTING SECURITIES
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the common stock, $.01 par value per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on March 10, 1997 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 950,000 shares of the Common Stock issued and outstanding.

________________________________________________________________
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
________________________________________________________________

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                      AMOUNT AND      PERCENT OF
                                      NATURE OF       SHARES OF
NAME AND ADDRESS                      BENEFICIAL     COMMON STOCK
BENEFICIAL OWNER                      OWNERSHIP(1)    OUTSTANDING
------------------                    ------------   ------------
CKF Bancorp, Inc.
  Employee Stock Ownership Plan
  and Trust
340 West Main Street
Danville, Kentucky  40422               80,000 (2)     8.4%

_______________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has or shares voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Fox, Goggans and Bosley, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. At the Record Date, approximately 10,692 shares had been allocated.

     The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by each director of the Company and by all directors and executive officers as a group.

                                             SHARES OF COMMON
                                             STOCK BENEFICIALLY
                                             OWNED AT THE          PERCENT
NAME AND POSITION                            RECORD DATE (1)       OF CLASS
------------------                           ---------------       --------

W. Irvine Fox, Chairman of the Board            35,800              3.8%
John H. Stigall, President, Chief Executive
  Officer and Director                          43,070              4.5
Jack L. Bosley, Jr., Director                   25,800              2.7
J. T. Goggans, Director                         35,850              3.8
W. Banks Hudson, III, Director                  24,300              2.6
Warren O. Nash, Director                         7,937               .8
Thomas R. Poland, Vice President, Secretary
and Director                                    32,490              3.4

All directors and executive officers of the
  Company, as a group (8 persons)              217,870             22.7

                          (Footnotes on following page)

_______________
(1)  For the definition of "beneficial ownership," see footnote
     1 to the table above. Includes certain shares of Common Stock owned by businesses in which the executive officer or director is an executive officer or major stockholder, or by spouses, by immediate family members or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such executive officer or director effectively exercises sole or shared voting and/or investment power. Does not include unallocated shares held by the trust for the Company's Employee Stock Ownership Plan and Trust ("ESOP"), the voting of which is directed by the ESOP trustees in the same proportion as ESOP participants vote allocated stock or, in the absence of such direction, as directed by the Board of Directors. The amounts shown include 800, 4,000, 800, 800, 800, 800, 3,200 and 11,200 shares of Common Stock as to which stock options have been granted to Directors Fox, Stigall, Bosley, Goggans, Hudson, Nash and Poland and all executive officers and directors as a group, respectively, which options are exercisable within 60 days of the Record Date.

________________________________________________________________
             PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

     The Company's Board of Directors is currently composed of seven members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors W. Banks Hudson, III and Thomas R. Poland, each of whom are currently members of the Board, to each serve for three years and until their successors are elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS
DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

     The following table sets forth, for each nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, Central Kentucky Federal, and the expiration of his current term as a director of the Company. All such persons, other than Mr. Poland, were initially appointed as directors of the Company in August 1994 in connection with the incorporation and organization of the Company and remained as such following the Conversion. Each director of the Company is also a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

                         AGE            YEAR FIRST           CURRENT
                      AS OF THE      ELECTED DIRECTOR          TERM
NAME                 RECORD DATE       OF THE BANK           TO EXPIRE
----                 -----------     -----------------     -----------

                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

W. Banks Hudson, III     49             1981                 1997

Thomas R. Poland         43             1995                 1997

                      DIRECTORS CONTINUING IN OFFICE

W. Irvine Fox, Jr.       61             1970                 1998

Warren O. Nash           62             1986                 1998

John H. Stigall          53             1979                 1998

Jack L. Bosley, Jr.      46             1984                 1999

J. T. Goggans            67             1985                 1999


     The principal occupation of each director of the Company for the last five years is set forth below.

     W. BANKS HUDSON III is an attorney at law with a general civil legal practice in Danville, Kentucky. Mr. Hudson serves or has served on the Board of Directors of the Boyle County Industrial Foundation, the Danville-Boyle County Chamber of Commerce, Junior Achievement, Bluegrass Regional Mental Health Board, and Heart of Danville, Inc. (Main Street Program), of which he was Vice President. He is also a member of the Danville Rotary Club, has previously served as a director, and is currently chairman of its Classification/Membership Committee.
He has been a Deacon, Elder and Chairman of a Pastor Search Committee and is currently a member of the Finance Committee of the Presbyterian Church of Danville.

     THOMAS R. POLAND is Vice President of the Bank, a position he has held since joining the Bank in 1986, and is also Secretary of the Bank, a position he has held since September 1992. Mr. Poland has served on the boards of directors of the Danville-Boyle County Chamber of Commerce and the Danville Rotary Club, for which he is also past President. Mr. Poland is a past member of the Alumni Board of Centre College and a past vestry member and chairman of the Stewardship of the Trinity Episcopal Church in Danville. Mr. Poland serves as Vice Chairperson and parent representative of the School Council of Danville High School.

     W. IRVINE FOX, JR., Chairman of the Board since February 1995, is a developer and partner in Charleston Greene Townhouses and a certified residential real property appraiser. He is also a retired Colonel with service in the United States Army and Kentucky Army National Guard. Mr. Fox is an Elder of the Presbyterian Church of Danville, where he recently served as Co-Chair of the Building Committee for the addition and renovation. He has served as past chairman of the Danville-Boyle County Chamber of Commerce and the Ephraim McDowell Regional Medical Center Board of Trustees. He has also served as past president of the Kiwanis Club of Danville and the Salvation Army Advisory Board.

     WARREN O. NASH is a self-employed doctor of veterinary medicine in Danville, Kentucky.

     JOHN H. STIGALL has been employed by the Bank since 1971, first serving as Assistant Secretary. From 1972 until 1979 he served in the position of Secretary. From 1979 until 1994 he served as Executive Vice President and Chief Executive Officer. He was elected to serve as President and Chief Executive Officer on July 12, 1994. He has served on the board as Chairman and Treasurer of the Kentucky League of Savings Institutions. He is currently Director of the Southeastern Conference of the Savings and Community Bankers of America. Mr. Stigall is a past Director and past Treasurer of the Ephraim McDowell Regional Medical Center Board, Director and Chairman of the Board of the Danville-Boyle County Industrial Foundation, Director of the McClure-Barbee House Foundation, a past Member of the Advisory Board of the Salvation Army, President and Director of the Heart of Kentucky United Way, past President of the Chamber of Commerce, and past Finance Chairman of the Wilderness Trail District Boy Scouts of America. He received the Outstanding Citizen Award from the Chamber of Commerce in January 1993. He is a member of the Presbyterian Church of Danville where he now serves as Chairman of the Investment Committee. He has, in the past, served as Deacon, Trustee and Treasurer of this Church.

     JACK L. BOSLEY, JR. is a partner in Viewpoint Farm, a beef cattle and tobacco operation, and is also a self-employed certified residential real property appraiser. He is also a member of the Danville-Boyle County Chamber of Commerce, the Kentucky Cattlemen's Association and the Presbyterian Church of Danville.

     J.T. GOGGANS is a self-employed general contractor. He serves on the boards of directors of the Danville-Boyle County Humane Society and is a member of the Danville Rotary Club. Mr. Goggans is also a past Deacon of the Lexington Avenue Baptist Church.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

     Set forth below is information concerning the executive officer of the Company who is not a director.

     ANN L. HOOKS, 52, is Vice President and Treasurer of the Bank. She first worked for the Bank from 1967 through 1972, rejoined the Bank in 1974, and has served in her present capacity since 1986. Ms. Hooks is a member of the Gethsemane Baptist Church.

________________________________________________________________
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

     The Company's Board of Directors conducts its business through meetings of the Board. The members of the Company's Board of Directors are also members of the Bank's Board of Directors. The Board of Directors of the Company meets quarterly and may have additional special meetings. The Company's Board of Directors met eight times during the year ended December 31, 1996. No director attended fewer than 75% of the total number of Board meetings held during the year ended December 31, 1996 and the total number of meetings held by committees on which such director served during such fiscal year. The Company's Board of Directors has standing executive, nominating, audit, income, loan and compensation committees.

     The Company's Nominating Committee consists of three directors appointed annually by the Chairman of the Board to nominate persons for election as directors at the Company's Annual Meeting. Directors Hudson, Bosley and Stigall served on such committee for purposes of nominations for the Annual Meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's certificate of incorporation and bylaws, established any procedures for this purpose. The Nominating Committee met once during the fiscal year ended December 31, 1996.

     The Company's non-employee Directors also act as the Company's Audit Committee. The members of the Audit Committee are Directors Fox, Bosley, Goggans, Hudson and Nash. In its capacity as such, the Board meets once a year to examine and approve the audit report prepared by the independent auditors of the Company, to review the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting
controls, and to review and approve conflict of interest and ethics policies. The Board also meets as needed in such capacity with the Company's independent auditors to review the Company's accounting and financial reporting policies and practices. The Committee met once during the year ended December 31, 1996.

     The Bank's Compensation Committee, consisting of Directors Fox, Goggans, Nash and Stigall, performs the functions of the compensation committee. The Compensation and Benefits Committee meets periodically to evaluate the compensation and benefits of the directors, officers and employees and recommend changes and to evaluate employee morale. Directors Fox, Goggans and Bosley also serve as the Stock Option Committee for the Company's 1995 Stock Option and Incentive Plan and as trustees for the ESOP. The Compensation and Benefits Committee of the Bank met three times during the year ended December 31, 1996.

________________________________________________________________
                   DIRECTORS' COMPENSATION
________________________________________________________________

     The members of the Board of Directors of the Company generally do not receive a fee in their capacity as such. However, they receive compensation in their separate capacities as members of the Board of Directors of the Bank. Directors of the Bank receive fees of $800 per month and do not receive any fees for service on committees of the Board of Directors. The Chairman of the Board receives an additional $450 per month. Directors who are officers do not receive fees for service as directors. During fiscal year 1996, directors' fees totaled $61,400. Directors are eligible to participate in the Central Kentucky Federal Savings Bank Deferred Compensation Plan (the "Deferred Compensation Plan"), the Director Retirement Plan and the Company's 1995 Stock Option and Incentive Plan, each of which is further described below.

     DEFERRED COMPENSATION PLAN. The Bank's Board of Directors has established a deferred compensation plan (the "Deferred Compensation Plan") for the exclusive benefit of members of the Bank's Board of Directors and the President of the Bank. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and the Bank's President may elect to defer receipt of up to 25% of his future compensation. Deferred amounts will be credited quarterly to a bookkeeping account in the participant's name, which will also be credited with the investment return which would have resulted if such deferred amounts had been invested at the Bank's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that elections designating a beneficiary or ceasing future contributions will be given immediate effect.

     A participant may elect to have the amounts deferred and any related accumulated earnings thereon distributed beginning during the first 15 days of January of either the calendar year immediately following termination of employment, a specific date following employment not later than the year in which the participant will attain 72 years of age, or the year in which the participant attains 70 years of age. At the election of the participants, distributions will either be in a lump sum or monthly over a period of not more than 10 years. Participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation. The Bank will pay any benefits due under the Deferred Compensation Plan from the general assets of the Bank.

     DIRECTOR RETIREMENT PLAN. The Bank adopted, and the stockholders of the Company subsequently approved, a retirement plan (the "Director Retirement Plan") which became effective as of January 1, 1994. Each of the non-employee Directors of the Company is also a Director of the Bank and is therefore a participant in the Director Retirement Plan. Under the Director Retirement Plan, a participant who terminates service with the Bank's Board of Directors for any reason other than death will receive a lump sum payment equal to the product of (i) his or her "Benefit Percentage," (ii) his or her "Vested Percentage," and
(iii) 75% of the amount of the monthly fee he or she received for service on the Board during the calendar year preceding his or her retirement. A participant's "Benefit Percentage" is based on his or her overall years of service as a non-employee director of the Bank, and increases in increments of 25% from 0% for less than five years of service, to 25% for five to ten years of service,
to 50% for eleven to fifteen years of service, to 75% for sixteen to nineteen years of service, to 100% for twenty or more years of service; provided that a participant's Benefit Percentage accelerates to 100% upon his or her retirement at age 70 with 15 or more years of service. A participant's "Vested Percentage" equals 20% if the participant was serving on the Board on the date of the Conversion and increases by 20% at the end of each year following the Conversion. Benefit payments will be made from the Bank's general assets, although the Bank may establish a grantor trust in order to provide itself with a source from which benefits may be paid.

     In the event that a participant in the Director Retirement Plan dies before collecting any retirement benefits, the Bank will pay to the participant's estate a lump sum payment in an amount equal to 50% of the benefit that the participant would have received had the participant terminated service on the Board of Directors on the date of his death. In the event a participant terminates service on the Bank's Board of Director due to a "disability" or following a "change in control" (as each such term is defined in the Director Retirement Plan) of either the Company or the Bank, the participant's Vested Percentage shall become 100% and the participant shall be entitled to a lump sum payment of his or her retirement benefits. Although the "change of control" provision is included in the Director Retirement Plan primarily for the protection of participants in the event of such a "change in control," it may also be regarded as having an anti-takeover effect, which may reduce the vulnerability of the Company and the Bank to hostile takeover attempts and certain other transactions not negotiated with and approved by the Board of Directors.

     1995 STOCK OPTION AND INCENTIVE PLAN. The Company adopted, and the stockholders subsequently approved, the Company's 1995 Stock Option and Incentive Plan (the "Option Plan"). Each director of the Company as of July 5, 1995 (i.e., the date that the Option Plan was approved by a majority of the Company's stockholders) who was not also an employee at that time received a one-time grant of stock options in the form of non-incentive stock options ("Non-ISOs") to purchase 4,000 shares of Common Stock at an exercise price of $13.13 per share. The effective date of the grant was July 5, 1995 and the exercise price of the options so granted (i.e., $13.13) was the fair market value of the Common Stock on such date. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Bank) after July 5, 1995 will receive, on the date of joining the Board, Non-ISOs to purchase 2,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. Non-ISOs generally vest over a five-year period following the date of grant at the rate of 20% per year, which is based upon an optionee's completion of each year of service following the effective date of the grant of the option. These options have a term of ten years, and they expire one year after a director's death or disability and three months after a director's termination of service on the Board for any reason.

________________________________________________________________
          EXECUTIVE COMPENSATION AND OTHER BENEFITS
________________________________________________________________

     The Company did not become the holding company of the Bank until December 29, 1994, the date of the Conversion.
Accordingly, the following information as of and for the year ended December 31, 1994 primarily reflects the operations of the Bank prior to the Conversion and the Company thereafter.

     The following table sets forth the cash and noncash compensation years awarded to or earned by the Chief Executive
Officer for the fiscal years ended December 31, 1996, 1995 and 1994. No executive officer received a total salary and bonus in excess of $100,000 during fiscal year 1996, 1995 or 1994.

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                     ANNUAL COMPENSATION                 -------------
NAME AND                        ---------------------------------         SECURITIES
PRINCIPAL                 FISCAL                      OTHER ANNUAL         UNDERLYING    ALL OTHER
POSITION                   YEAR  SALARY     BONUS    COMPENSATION(1)     OPTIONS(#)(2) COMPENSATION(3)
-----------------------------------------------------------------------------------------------------

John H. Stigall            1996  $78,120   $   --      $1,200                 --        $   --
  President and Chief      1995   74,400       --       1,200             20,000            --
  Executive Officer        1994   61,900    8,217       1,200                 --         8,400

__________________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal years 1996, 1995 and 1994 did not exceed 10% of the executive officer's salary during such year.
(2) The stock options were awarded effective July 5, 1995 and vest ratably over a period of five years from the effective date. Accordingly, Mr. Stigall will be vested in such options, which are all incentive stock options (i.e., ISOs) at the rate of 20% per year through July 5, 2000 assuming continued employment with the Company. Upon a Change in Control (as that term is defined in the Option Plan) of the Company or the Bank, Mr. Stigall will be immediately 100% vested in all stock options granted to him under the Option Plan.
(3)   Reflects directors' fees.

     EMPLOYEE RECOGNITION PLAN. The Company and the Bank adopted, and the Company's stockholders subsequently approved on July 5, 1995, the Company's Employee Recognition Plan (the "ERP"). The purpose of the ERP is to reward and retain personnel of experience and ability by providing employees of the Company and the Bank with a proprietary interest in the Company through stock-based compensation. Directors who are not employees are ineligible to receive any awards under the ERP. No awards of shares under the ERP have been granted or are currently contemplated at this time. The Board of Directors expects to use the ERP in the future as a vehicle for the payment of merit bonuses to employees as well as to attract and retain employees.


FISCAL YEAR-END OPTION VALUES

     The following table sets forth for the named executive officer the fiscal year-end value of unexercised "in-the-money" options. No options were granted to or exercised by the named executive officer during the year ended December 31, 1996.

                      NUMBER OF SECURITIES            VALUE OF SECURITIES
                      UNDERLYING UNEXERCISED        UNEXERCISED IN-THE-MONEY
                       OPTIONS AT FY-END (#)        OPTIONS AT FY-END ($)(1)
                    --------------------------     ---------------------------
NAME                EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----                -----------  -------------     -----------  --------------
John H. Stigall     4,000         16,000            $28,500      $114,000

____________________
(1) Based on the aggregate fair market value of the shares of Common Stock underlying the options at December 31, 1996 less the aggregate exercise price. For purposes of this calculation, the fair market value per share of the Common Stock at fiscal year end is assumed to be equal to the closing sale price on December 31, 1996 or, if not on such date, then the immediately preceding date on which such price was available ($20.25 per share). Unexercised options are considered "in-the-money" if the exercise price is less than fair market value of the underlying Common Stock. All options granted to the named executive officer are currently "in the money."


     EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements (the "Employment Agreements") with Mr. John H. Stigall (the "Executive"), who serves as President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

     The Employment Agreements became effective on December 29, 1994, the date of completion of the Conversion, and provide for a term of three years, with an annual base salary payable by the Bank in an amount equal to the Executive's existing base salary rate in effect on the date of Conversion and with the Company guaranteeing the Bank's obligations but not agreeing to pay the Employee any other compensation. On each anniversary date from the date of commencement of the Employment Agreement, the term of each Employment Agreement will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreement should be extended. Each Employment Agreement provides the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreement will terminate upon the Executive's death and is terminable by the Bank in the event of the Executive's death or for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12-month period (but not in excess of his five years' average compensation). If his employment is terminated due to "disability" (as defined in the Employment Agreement), the Executive's right to compensation ceases on the day of termination. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the end of the month of the Executive's death. Severance benefits payable to the Executive or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. The Executive is able to voluntarily terminate his Employment Agreement by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control. "Control" generally is defined, by reference to the Director Retirement Plan, as the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within 5 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owned to him upon termination other than for just cause within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreements also provide for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including
(i)
the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) the assignment to the Executive of duties and responsibilities which are materially different from other than those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Stigall assuming his termination of employment under the foregoing circumstances at December 31, 1996 would have been approximately $197,232. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Executive prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

     CHANGE OF CONTROL SEVERANCE AGREEMENTS. The Company and the Bank have entered into separate severance agreements (the "Severance Agreements") with officers Thomas R. Poland and Ann L. Hooks, (collectively, the "Employees"). The Severance Agreements became effective as of December 29, 1994, the date of completion of the Conversion, and terminate on the earlier of (a) three years after the date of completion of the Conversion, and (b) the date on which one of these individuals terminates employment with the Company and the Bank, provided that the Employee's rights under the Severance Agreement will continue following termination of employment if the Severance Agreement was in effect at the date of the change in control. On each annual anniversary date from the date of commencement of the Severance Agreements, the term of the Severance Agreements may be extended for additional one year periods beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of these individuals has met the required performance standards and that such Severance Agreements should be extended. Each Severance Agreement contains provisions mirroring those provisions of the Employment Agreements that provide severance benefits under certain circumstance following a change in control (as defined therein). The aggregate payments that would be made to Mr. Poland and Ms. Hooks assuming their termination of employment under the foregoing circumstances at December 31, 1996 would have been approximately $133,150 and $104,590, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that one of these individuals prevails over the Company and the Bank in a legal dispute as to the Severance Agreement, he or she will be reimbursed for his or her legal and other expenses.


________________________________________________________________
               TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

     In accordance with current law, the Bank has a policy of offering loans to officers and directors in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, except as set forth below, all loans outstanding at December 31, 1996 to directors and executive officers satisfied such conditions. Further, these loans do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were performing according to their terms at December 31, 1996. Prior to enactment of current law, the Bank had a policy of granting residential mortgage loans to all its directors and employees, including executive officers, with a 1% discount from the then-prevailing market rate. Such policy has since been discontinued, but loans originated under the policy have been
maintained with the discount.   The following table sets forth at
December 31, 1996, a discounted rate loan made to a director of the Bank under the former policy whose aggregate balance exceeded $60,000 since January 1, 1994:

                                                            HIGHEST
                                                            BALANCE
                                                             SINCE      BALANCE AT
NAME AND                 TYPE OF      DATE       ORIGINAL   JANUARY 1,  DECEMBER 31,   INTEREST
RELATION TO BANK          LOAN      ORIGINATED    AMOUNT      1996          1996         RATE
----------------         -------    ----------   --------   ----------  ------------   --------
W. Banks Hudson III     Residential  12/03/86    $160,000    $128,227     $123,486      5.75%
  Director              Mortgage

     For non-executive employees, the Bank will grant a 1% interest discount from the regular market rate for an adjustable-rate first mortgage loan on a single-family owner-occupied home. All other loans to non-executive employees are made at market rates. At December 31, 1996, the total amount of loans outstanding to directors and executive officers was approximately $228,489, or 1.5%, of retained earnings.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
       RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

     Miller, Mayer, Sullivan & Stevens, RLLP, which was the Bank's independent auditors for the 1996 fiscal year, has been retained by the Board of Directors to be the Company's independent auditors for the 1997 fiscal year. A representative of Miller, Mayer, Sullivan & Stevens, RLLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

________________________________________________________________
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with
copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1996 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1996 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
               STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 340 West Main Street, Danville, Kentucky 40422 no later than November 18, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Thomas R. Poland

                         Thomas R. Poland
                         Secretary
Danville, Kentucky
March 18, 1997


                      REVOCABLE PROXY
                     CKF BANCORP, INC.
________________________________________________________________
                ANNUAL MEETING OF STOCKHOLDERS
                       APRIL 15, 1997
________________________________________________________________

     The undersigned hereby appoints Jack L. Bosley, Warren O. Nash and J.T. Goggans, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CKF Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 15, 1997 at 5:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

     1.   The election as directors of all
          nominees listed below (except as
          marked to the contrary below).    [   ]        [   ]

          W. Banks Hudson, III
          Thomas R. Poland

          INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
          INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE
          LINE PROVIDED BELOW.

          ______________________________


     The Board of Directors recommends a vote "FOR" each of the nominees listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual
Report for the 1996 fiscal year.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, admin-istrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________